                                              ----------------------------

                                                          [LOGO]
                                               EquiTrust Money
                                               Market Fund, Inc.

                                               ANNUAL REPORT
                                               JULY 31, 1999

                                                INVESTMENT MANAGER AND
                                                PRINCIPAL UNDERWRITER

                                                EQUITRUST INVESTMENT
                                                MANAGEMENT SERVICES, INC.

                                                5400 UNIVERSITY AVENUE
                                                WEST DES MOINES, IA 50266

                                                1-800-247-4170 (OUTSIDE IOWA)
                                                1-800-422-3175 (IN IOWA)
                                                      225-5586 (DES MOINES)

                                                 This report is not to be
                                                 distributed unless preceded or
                                                 accompanied by a prospectus.

                                              737-128(99)

PRESIDENT'S LETTER

Dear Shareholder:

    The Federal Reserve, seeking to be pre-emptive, nudged the Fed Funds rate up one quarter of one percent on June 30th. With the June unemployment rate at 4.3%, the Fed remains concerned that at some point, the diminished labor supply will lead to inflationary wage gains. Critics argue that productivity gains driven by new technological developments will allow our economy to continue generating non-inflationary growth even at relatively full employment.

    Further support for a rate hike was the return to equilibrium of monetary policy after the disruption in the fall of 1998. You may recall that the financial markets were very unstable after the Russian crisis, bailout of a hedge fund and bankruptcy of financial firms because of liquidity issues. The Fed quickly lowered the Fed Funds rate 0.75% to restore calmness and liquidity to a fragile system. As 1999 progressed, the Fed focused once again on sound monetary policy for the United States and is adjusting the Fed Funds rate to maintain stability.

    With increasing volatility in the capital markets, a money market fund offers liquidity and stability, allowing your investment to earn a yield while you evaluate other investment options. As interest rates are rising, a money market fund is an excellent place to capture increasing yields with minimal risks.

                                          /s/ Edward M. Wiederstein

                                           EDWARD M. WIEDERSTEIN
                                           PRESIDENT

August 26, 1999

EQUITRUST MONEY MARKET FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
JULY 31, 1999

ASSETS
Investments in securities, at value (equivalent to
 amortized cost)..................................  $31,261,438
Cash..............................................      121,921
Accrued interest receivable.......................       18,087
Prepaid expenses..................................        1,154
                                                    -----------
Total Assets......................................  $31,402,600
                                                    -----------
                                                    -----------
LIABILITIES AND NET ASSETS
Liabilities:
  Accounts payable to EquiTrust Investment
   Management Services, Inc.......................  $    20,034
  Fund shares purchased...........................        2,791
  Accrued expenses................................        5,449
                                                    -----------
Total Liabilities.................................       28,274

Net assets applicable to 31,374,326 shares of
 capital stock outstanding........................   31,374,326
                                                    -----------

Total Liabilities and Net Assets..................  $31,402,600
                                                    -----------
                                                    -----------

NET ASSET VALUE PER SHARE.........................  $      1.00
                                                    -----------
                                                    -----------

SEE ACCOMPANYING NOTES.

EQUITRUST MONEY MARKET FUND, INC.
STATEMENT OF OPERATIONS
YEAR ENDED JULY 31, 1999

INVESTMENT INCOME
Interest..........................................  $1,511,339

EXPENSES
Paid to EquiTrust Investment Management Services,
 Inc.:
 Investment advisory and management fees..........      74,472
 Shareholder service, transfer and dividend
  disbursing agent fees...........................     111,567
 Accounting fees..................................      14,894
Custodian fees....................................      95,474
Legal fees........................................       6,688
Directors' fees and expenses......................       5,455
Reports to shareholders...........................      52,924
Registration fees.................................      13,049
Miscellaneous.....................................      12,861
                                                    ----------
Total Expenses....................................     387,384
Fees paid indirectly..............................     (19,673)
                                                    ----------
Net Expenses......................................     367,711
                                                    ----------
Net Increase in Net Assets Resulting from
 Operations.......................................  $1,143,628
                                                    ----------
                                                    ----------

SEE ACCOMPANYING NOTES.

EQUITRUST MONEY MARKET FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

                                            YEAR ENDED JULY 31,
                                          ------------------------
                                             1999         1998
                                          -----------  -----------
OPERATIONS
Net investment income...................  $ 1,143,628  $ 1,101,256
DIVIDENDS TO SHAREHOLDERS FROM
Net investment income...................   (1,143,628)  (1,101,256)
                                          -----------  -----------
                                              -0-          -0-
CAPITAL SHARE TRANSACTIONS..............    5,010,741    3,309,857
                                          -----------  -----------
Total Increase in Net Assets............    5,010,741    3,309,857
NET ASSETS
Beginning of year.......................   26,363,585   23,053,728
                                          -----------  -----------
End of year.............................  $31,374,326  $26,363,585
                                          -----------  -----------
                                          -----------  -----------

SEE ACCOMPANYING NOTES.

EQUITRUST MONEY MARKET FUND, INC.
SCHEDULE OF INVESTMENTS
JULY 31, 1999

                                     ANNUALIZED
                                      YIELD ON
                                      PURCHASE     PRINCIPAL
                                        DATE         AMOUNT          VALUE
                                     ----------   ------------   -------------
COMMERCIAL PAPER (19.51%)
------------------------------
  NONDEPOSITORY INSTITUTIONS
  American General Finance Co.,
   4.89%, due 8/04/99..............     4.889%    $    800,000   $     800,000
  Ford Motor Credit Corp., 5.07%,
   due 8/10/99.....................     5.074        1,320,000       1,320,000
  General Electric Capital Corp.,
   5.14%, due 8/20/99..............     5.142        1,135,000       1,135,000
  IBM Credit Corp., 5.03%, due
   8/06/99.........................     5.025        1,500,000       1,500,000
  Norwest Financial, Inc., 5.09%,
   due 8/09/99.....................     5.089        1,365,000       1,365,000
                                                                 -------------
Total Commercial Paper.............                                  6,120,000
UNITED STATES GOVERNMENT AGENCIES (80.13%)
-----------------------------------------------
  Federal Home Loan Bank, due
   8/11/99.........................     5.006        2,780,000       2,775,812
  Federal Home Loan Bank, due
   8/18/99.........................     5.026        2,635,000       2,628,485
  Federal Home Loan Mortgage Corp.,
   due 8/02/99.....................     5.001        1,615,000       1,614,558
  Federal Home Loan Mortgage Corp.,
   due 8/12/99.....................     4.969          725,000         723,817
  Federal Home Loan Mortgage Corp.,
   due 8/16/99.....................     5.030          315,000         314,307
  Federal Home Loan Mortgage Corp.,
   due 8/17/99.....................     5.007        3,265,000       3,257,404
  Federal Home Loan Mortgage Corp.,
   due 8/23/99.....................     5.005          865,000         862,280
  Federal Home Loan Mortgage Corp.,
   due 8/24/99.....................     5.012        1,275,000       1,270,812
  Federal Home Loan Mortgage Corp.,
   due 8/26/99.....................     4.999          425,000         423,492
  Federal National Mortgage Assoc.,
   due 8/03/99.....................     5.037          775,000         774,679
  Federal National Mortgage Assoc.,
   due 8/05/99.....................     5.038        3,035,000       3,032,907
  Federal National Mortgage Assoc.,
   due 8/06/99.....................     5.089        1,500,000       1,498,746
  Federal National Mortgage Assoc.,
   due 8/13/99.....................     4.990        1,230,000       1,227,818
  Federal National Mortgage Assoc.,
   due 8/19/99.....................     5.025          805,000         802,900
  Federal National Mortgage Assoc.,
   due 8/20/99.....................     4.977        2,735,000       2,727,562
  Federal National Mortgage Assoc.,
   due 8/25/99.....................     5.014        1,210,000       1,205,859
                                                                 -------------
Total United States Government
 Agencies..........................                                 25,141,438
                                                                 -------------
Total Investments (99.64%).........                                 31,261,438
OTHER ASSETS LESS LIABILITIES (0.36%)
-----------------------------------------
  Cash, receivables and prepaid
   expenses, less liabilities......                                    112,888
                                                                 -------------
Total Net Assets (100.00%).........                              $  31,374,326
                                                                 -------------
                                                                 -------------

SEE ACCOMPANYING NOTES.

EQUITRUST MONEY MARKET FUND, INC.
NOTES TO FINANCIAL STATEMENTS
JULY 31, 1999

1.  SIGNIFICANT ACCOUNTING POLICIES

    EquiTrust Money Market Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company and operates in the mutual fund industry.

    The Fund values investments at amortized cost, which approximates market. Under the amortized cost method, a security is valued at its cost on the date of purchase and thereafter is adjusted to reflect a constant amortization to maturity of the difference between the principal amount due at maturity and the cost of the investment to the Fund.

    The Fund records investment transactions generally on the trade date. Net realized gains and losses on sales of investments, if any, are determined on the basis of identified cost. Interest income is recognized on an accrual basis.

    All of the Fund's net investment income and any realized gains and losses on portfolio investments are declared as dividends daily to shareholders of record as of the preceding business day.

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.  FEDERAL INCOME TAXES

    No provision for federal income taxes is considered necessary because the Fund is qualified as a "regulated investment company" under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders. The cost of investments is the same for both federal income tax and financial reporting purposes.

3.  MANAGEMENT CONTRACT AND TRANSACTIONS WITH AFFILIATES

    The Fund has entered into agreements with EquiTrust Investment Management Services, Inc. ("EquiTrust Investment") relating to the management of the Fund and the investment of its assets. Pursuant to these agreements, fees paid to EquiTrust Investment are as follows: (1) investment advisory and management fees, which are based on the Fund's daily net assets, currently at an annual rate of 0.25%; (2) shareholder service, transfer and dividend disbursing agent fees, which are based on direct services provided and expenses incurred by the investment adviser, plus an annual per account charge of $9.00; and (3) accounting fees, which are based on the Fund's daily net assets at an annual rate of 0.05%, with a maximum annual expense of $30,000.

    EquiTrust Investment has agreed to reimburse the Fund annually for its total expenses, excluding brokerage, interest, taxes and extraordinary expenses in excess of 1.50% of the Fund's average daily net

EQUITRUST MONEY MARKET FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3. MANAGEMENT CONTRACT AND TRANSACTIONS WITH AFFILIATES (CONTINUED) assets. The amount reimbursed, however, shall not exceed the amount of the investment advisory and management fees paid by the Fund for such period.

    Certain officers and directors of the Fund are also officers of FBL Financial Group, Inc., the indirect parent of EquiTrust Investment, and other affiliated entities. At July 31, 1999, FBL Financial Group, Inc. and its affiliated companies owned 5,534,083 shares in the Fund.

4.  EXPENSE OFFSET ARRANGEMENTS

    The Fund and other mutual funds managed by EquiTrust Investment have an agreement with the custodian bank to indirectly pay a portion of the custodian's fees through credits earned by the Funds' cash on deposit with the bank. Such deposit agreement is an alternative to overnight investments.

5.  CAPITAL SHARE TRANSACTIONS

    Net assets as of July 31, 1999 consisted of:

Capital Stock (500,000,000 shares of $.001 par
 value
  Capital Stock authorized).......................  $    31,374
Additional paid-in capital........................   31,342,952
                                                    -----------
Net Assets........................................  $31,374,326
                                                    -----------
                                                    -----------

    Transactions in Capital Stock were as follows:

                                                YEAR ENDED JULY 31,
                                ----------------------------------------------------
                                          1999                       1998
                                -------------------------  -------------------------
                                  SHARES        AMOUNT       SHARES        AMOUNT
                                -----------  ------------  -----------  ------------
Shares sold...................   87,713,062  $ 87,713,062   83,625,990  $ 83,625,990
Shares issued in reinvestment
 of dividends and
 distributions................    1,041,980     1,041,980      994,794       994,794
Shares redeemed...............  (83,744,301)  (83,744,301) (81,310,927)  (81,310,927)
                                -----------  ------------  -----------  ------------
Net Increase..................    5,010,741  $  5,010,741    3,309,857  $  3,309,857
                                -----------  ------------  -----------  ------------
                                -----------  ------------  -----------  ------------

EQUITRUST MONEY MARKET FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6.  DIVIDENDS TO SHAREHOLDERS

    Dividends from net investment income are declared daily and are payable on the last business day of the month. Dividends for the year ended July 31, 1999 were paid as follows:

PAYABLE DATE
--------------------------------------------------
August 31, 1998...................................  $.0040
September 30, 1998................................   .0037
October 30, 1998..................................   .0036
November 30, 1998.................................   .0035
December 31, 1998.................................   .0035
January 29, 1999..................................   .0032
February 26, 1999.................................   .0027
March 31, 1999....................................   .0032
April 30, 1999....................................   .0028
May 28, 1999......................................   .0025
June 30, 1999.....................................   .0029
July 30, 1999.....................................   .0029
                                                    ------
Total Dividends Per Share.........................  $.0385
                                                    ------
                                                    ------

EQUITRUST MONEY MARKET FUND, INC.
FINANCIAL HIGHLIGHTS

                                       YEAR ENDED JULY 31,
                           -------------------------------------------
                            1999     1998     1997     1996     1995
                           -------  -------  -------  -------  -------
Net asset value,
 beginning of year.......  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000
  Income From Investment
   Operations
    Net investment
     income..............    0.039    0.043    0.040    0.040    0.041
                           -------  -------  -------  -------  -------
  Total from investment
   operations............    0.039    0.043    0.040    0.040    0.041
                           -------  -------  -------  -------  -------
  Less Distributions
    Dividends from net
     investment income...   (0.039)  (0.043)  (0.040)  (0.040)  (0.041)
                           -------  -------  -------  -------  -------
  Total distributions....   (0.039)  (0.043)  (0.040)  (0.040)  (0.041)
                           -------  -------  -------  -------  -------
Net asset value, end of
 year....................  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000
                           -------  -------  -------  -------  -------
                           -------  -------  -------  -------  -------
Total Return:
  Total investment return
   based on net asset
   value (1).............     3.91%    4.44%    3.99%    4.05%    4.17%

Ratios/Supplemental Data:
  Net assets, end of
   period ($000's
   omitted)..............   31,374   26,364   23,054   24,574   19,977
  Ratio of total expenses
   to average net
   assets................     1.30%    1.27%    1.55%    1.72%    2.01%
  Ratio of net expenses
   to average net
   assets................     1.23%    1.27%    1.51%    1.50%    1.51%
  Ratio of net income to
   average net assets....     3.83%    4.40%    3.90%    3.92%    4.06%

Information assuming no
 voluntary reimbursement
 by EquiTrust Investment
 of excess operating
 expenses (see NOTE 3):
  Per share net
   investment income.....                    $ 0.040  $ 0.038  $ 0.036
  Ratio of expenses to
   average net assets....                       1.55%    1.72%    2.01%
  Amount reimbursed......                    $10,590  $51,886  $96,398

--------------------------
Note: Per share amounts have been calculated on the basis of monthly per share amounts (using average monthly outstanding shares) accumulated for the period.

(1) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.

SEE ACCOMPANYING NOTES.

REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Shareholders
EquiTrust Money Market Fund, Inc.

    We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of EquiTrust Money Market Fund, Inc. as of July 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of EquiTrust Money Market Fund, Inc. at July 31, 1999, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                          /s/ Ernst & Young LLP

Des Moines, Iowa
August 27, 1999